RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2024
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS	RELATED PARTY TRANSACTIONS
From time to time, the Company will enter into an agreement with a related party in the ordinary course of its business. These agreements are ratified by the Company’s Board of Directors or a committee thereof pursuant to policy.
Separation and Distribution
In connection with the Separation, as discussed in Note 1, the Former Parent completed a distribution to holders of its shares of common stock of 92% of the issued and outstanding shares of common stock of the Company, or the Distribution. The Former Parent retained an equity interest in the Company of 8%, or 1,157,926 shares upon the Distribution. Accordingly, the Company identified the Acquirer as a related party following the Merger with the Former Parent.
Transition Services Agreement
In connection with the Separation, the Company also entered into the Transition Services Agreement with the Former Parent under which the Company or one of its affiliates provide the Former Parent or other Sanofi entities with certain transition services for a limited time to ensure an orderly transition following the Separation. The services that the Company agreed to provide to the Former Parent or other Sanofi entities under the Transition Services Agreement include certain finance and accounting, including payroll, tax, and procurement, information technology, legal and intellectual property, clinical study support, technical operations, regulatory, quality assurance, commercial and medical affairs, and other services. The Former Parent pays the Company for any such services received by the Former Parent or other Sanofi entities, as applicable, at agreed amounts as set forth in the Transition Services Agreement.
During the year ended December 31, 2024, the Company billed the Former Parent for $0.3 million for services performed under the Transition Services Agreement. The Company recognized this amount as other income and has received approximately $0.2 million in cash as of December 31, 2024, with the remaining balance recorded as a receivable from related parties in the Company’s consolidated balance sheet.
Additionally, the Transition Services Agreement requires the Former Parent to reimburse the Company for certain severance payments made by the Company to certain Company employees whose employment was terminated as a result of the Merger. During the year ended December 31, 2024, the Company billed the Former Parent for $1.0 million of severance payments to former employees, all of which has been received as of December 31, 2024.
Pharmacovigilance Agreement
In connection with the Separation, the Company entered into a Pharmacovigilance Agreement with the Former Parent, pursuant to which the parties agreed to implement processes and procedures for sharing information as required for each party’s compliance with its regulatory and pharmacovigilance responsibilities.